================================================================================

To the Stockholders

    During Seligman Select Municipal Fund's first quarter, the US economy's expansion continued unabated and inflation remained virtually nonexistent, which contributed to the relative stability of the municipal market. Long-term municipal yields ended the quarter slightly higher than at year-end, resulting in a modest decline in the Fund's net asset value. More specific investment results for the Fund appear on page 5.

    The municipal bond market also benefited from favorable municipal tax receipts and a reduced federal budget deficit, while the Federal Reserve Board's decision to maintain current short-term interest rate levels drove the optimism of municipal market participants even further. Over the course of the quarter, yields in the municipal market remained in a narrow range that was near the historic low reached in the fourth quarter of 1997.

    Municipal bond issuers took advantage of the current market environment and issued a record number of bonds in the first three months of the year, which historically is a slow period for new issuance. The yield on the Bond Buyer 20-Bond General Obligation Index, a benchmark for the municipal bond market, stood at 5.20% on March 31, 1998, slightly higher than its 5.15% yield on December 31, 1997.

    Thus far, the effect of the Asian economic crisis on the US has been to counter inflationary pressures, with the reduced cost of imported goods offsetting the increase in wages seen in the tight US labor market. However, although the current domestic environment is very encouraging, the Asian financial crisis is not behind us, and we still anticipate a net slowdown in the rate of economic expansion for the balance of 1998.

    Nonetheless, while the US stock markets may become more volatile as corporate earnings weaken, the outlook for the municipal bond market remains optimistic. A continuation of positive fundamentals, which characterized the municipal market for the past six months, should support the municipal bond market for the remainder of the year. Further, a decrease in US Treasury bond issuance will likely benefit the municipal bond market as a reduction in Treasury supply would likely force Treasury yields lower relative to municipal yields.

    On March 19, 1998, the Fund's Board of Directors approved a reduction in the monthly dividend paid to Common Stockholders from $0.07 per share to $ 0.062 per share effective in April 1998.

    The principal reason for this decision was the continued narrow spread between the Fund's earnings from its investment portfolio and the dividend rate paid on its preferred stock. The Interview with Your Portfolio Manager on page 2 contains further discussion regarding investment strategies and outlooks.

    We thank you for your continued interest in Seligman Select Municipal Fund, and look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter. By order of the Board of Directors,

/s/William Morris
--------------------------
William C. Morris
Chairman


                                                    /s/Thomas G. Moles
                                                    ----------------------------
                                                    Thomas G. Moles
                                                    President

May 1, 1998

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

                                        WHAT ECONOMIC AND MARKET FACTORS
                                        INFLUENCED SELIGMAN SELECT MUNICIPAL
                                        FUND IN THE LAST THREE MONTHS?

                                        "Overall, the enduring rally in the
                                        municipal bond market continued through
        [PHOTO]                         year-end 1997 and into the first quarter
                                        of 1998. By mid-January, long-term
                                        municipal yields had fallen to their
                                        lowest level in 26 years. It was at this
                                        point, however, that the rally stalled
                                        due to renewed concerns about the pace
                                        of economic growth and the specter of
                                        inflation. Yields moved modestly higher
                                        over the next several weeks before
SELIGMAN MUNICIPALS TEAM: (FROM LEFT)   settling into a narrow range.
AUDREY KUCHTYAK, THERESA BARION,        Nonetheless, the rise in rates was
DEBRA MCGUINNESS, (SEATED) EILEEN       generally viewed as a buying opportunity
COMERFORD, THOMAS G. MOLES              and did little to dampen overall
(PORTFOLIO MANAGER)                     municipal market optimism.

    "Also in the first quarter, municipal new issue volume rose sharply. The nation's cities and states took advantage of the attractive interest rate environment to issue bonds for new money and refunding purposes. Year-to-date, municipal bond issuance is up 70% versus the same period last year. Most of 1998's offerings have been well received by the market, due in part to an increase in demand resulting from a continuation of heavy bond calls and redemptions.

    "Finally, in a widely anticipated move, the Federal Reserve Board voted on March 31 to leave the fed funds rate unchanged. Additionally, the minutes of the Fed's February meeting, released on April 2, reveal that the Fed elected to maintain a neutral policy directive, rather than to reinstate a tightening bias. This suggests that the Fed is not overly concerned that economic growth is in imminent danger of exceeding its non-inflationary potential. The Fed's "wait and see" posture in the face of robust economic growth suggests that the Fed believes that the impact of the Asian financial crisis could be sufficient to slow the economy and preclude Fed intervention. Further, while inflation remains at such a favorable rate, the risk of waiting is likely minimal."

 WHAT WAS YOUR INVESTMENT STRATEGY?

    "Investment returns for municipal bond funds are comprised of coupon interest and price appreciation or depreciation. In today's municipal marketplace, historically low long-term interest rates have reduced dividend yields while the relative lack of volatility has limited price appreciation potential. Therefore, our municipal team has been focusing on value-added investing in an effort to enhance portfolio returns. Through in-depth credit analysis, we can identify overvalued portfolio holdings and replace them with undervalued municipal credits. Additionally, through diligent market analysis we can identify, and profit from, aberrations and inefficiencies in the municipal market."

WHAT IS YOUR OUTLOOK?

    "For the remainder of the year, we anticipate that positive municipal market fundamentals will prevail. The Federal Reserve Board remains committed to sustaining the economic expansion, and we are confident the Fed will act promptly to prevent a rise in the rate of inflation from occurring. We believe a healthy economy and a stable rate of inflation bode well for the performance of the municipal market going forward. Even though long-term municipal yields have fallen to the lowest levels seen in many years, municipal securities, including Seligman Select Municipal Fund, currently offer a significant yield advantage relative to the after-tax returns of other fixed-income investments, as well as to the rate of inflation."

================================================================================
PORTFOLIO OF INVESTMENTS (unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
                               FACE                                                                     RATINGS
STATE                         AMOUNT                 MUNICIPAL BONDS                                  MOODY'S/S&P     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
ALASKA -- 7.2%             $ 8,885,000       Alaska Housing Finance Corp. (Collateralized
                                              Home Mortgage Rev.), 7.65% due 6/1/2024 ................. Aaa/AAA       $ 9,500,109
                             7,500,000       Valdez Marine Terminal Rev. (BP Pipelines Inc.
                                              Project), 5.65% due 12/1/2028 ........................... Aa2/AA          7,658,250

CALIFORNIA -- 11.4%          9,130,000       California Pollution Control Financing Authority
                                              Sewage and Solid Waste Disposal Facilities
                                              Rev. (Anheuser-Busch Project), 5 3/4% due
                                              12/1/2030* .............................................. A1/A+           9,492,918
                            10,000,000       San Francisco City and County Airports Commission
                                              (San Francisco International Airport Rev.), 6.30%
                                              due 5/1/2025* ........................................... Aaa/AAA        10,770,000
                             6,000,000       San Joaquin Hills Transportation Corridor Agency
                                              Senior Lien Toll Road Rev. (Orange County),
                                              6 3/4% due 1/1/2032 ..................................... Aaa/NR          6,778,440

DELAWARE -- 2.9%             6,500,000       Delaware Economic Development Authority
                                              Exempt Facilities Rev. (Delmarva Power and
                                              Light Co. Project), 7.60% due 3/1/2020* ................. Aaa/AAA         6,992,570

DISTRICT OF COLUMBIA -- 3.4% 7,500,000       District of Columbia GOs, 7 1/2% due 6/1/2009 ............ Aaa/AAA         7,961,175

FLORIDA -- 2.6%              2,145,000       Florida Housing Finance Agency (Home Ownership
                                              Rev.), 7.90% due 3/1/2022* .............................. Aaa/NR          2,272,005
                             3,735,000       Orange County Housing Finance Authority
                                              (Mortgage Rev.), 7.80% due 10/1/2022* ................... Aaa/NR          3,920,592

ILLINOIS -- 4.3%             5,000,000       Chicago GO's 5 1/4%, 1/1/2028 ............................ Aaa/AAA         4,932,850
                             5,000,000       Chicago O'hare International Airport International
                                              Terminal Special Rev., 7 5/8% due 1/1/2010* ............. AAA/AAA         5,360,050

INDIANA -- 2.3%              5,000,000       Indiana Employment Development Commission
                                              Environmental Rev. (Public Service Company of
                                              Indiana Inc.), 7 1/2% due 3/15/2015* .................... Aaa/AAA         5,375,200

LOUISIANA -- 5.0%            9,675,000       Louisiana Public Facilities Authority Hospital Rev.
                                              (Southern Baptist Hospitals, Inc. Project), 8%
                                              due 5/15/2012 ........................................... NR/AAA         11,865,710

MASSACHUSETTS -- 4.9%        5,500,000       Massachusetts Bay Transportation Authority General
                                              Transportation System Rev., 5 5/8% due 3/1/2026 ......... Aaa/AAA         5,977,345
                             5,370,000       Massachusetts Housing Finance Agency (Multi-
                                              Family Residential Development Rev.), 7.65%
                                              due 2/1/2028* ........................................... Aaa/AAA         5,575,617

NEBRASKA -- 1.1%             2,435,000       Nebraska Investment Finance Authority (Single
                                              Family Mortgage Rev.), 8 1/8% due 8/15/2038* ............ Aaa/AAA         2,502,961

NEVADA -- 3.2%               7,000,000      Clark County Industrial Development Rev. (Nevada
                                              Power Company Project), 7.80% due 6/1/2020* ............. Aaa/AAA         7,607,390

NEW HAMPSHIRE -- 1.3%        3,000,000      New Hampshire State Industrial Development
                                              Authority Pollution Control Rev. (The
                                              Connecticut Light and Power Company
                                              Project), 7 3/8% due 12/1/2019* ......................... Aaa/AAA         3,202,890

NEW JERSEY -- 5.0%           7,000,000      New Jersey Economic Development Authority Water
                                              Facilities Rev. (American Water Company Inc.),
                                              5 3/8% due 5/1/2032* .................................... Aaa/AAA         7,058,520
                             2,000,000      New Jersey Educational Facilities Authority Rev.
                                              (Princeton University), 6% due 7/1/2024 ................. Aaa/AAA         2,133,660
                             2,445,000      New Jersey Housing & Mortgage Finance Agency
                                              (Home Buyer Rev.), 7.70% due 10/1/2029* ................. Aaa/AAA         2,556,419

----------
See footnotes on page 4.

================================================================================
                                                                  MARCH 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------
                               FACE                                                                     RATINGS
STATE                         AMOUNT                 MUNICIPAL BONDS                                  MOODY'S/S&P     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK -- 10.0%          $ 2,000,000  New York State DormitoryAuthority Rev.
                                         (Rockefeller University), 7 3/8% due 7/1/2014 ...............  Aaa/AAA       $  2,056,720
                            10,000,000  New York State Energy Research & Development
                                          Authority Electric Facilities Rev. (Consolidated
                                          Edison Co. NY Inc. Project), 6.10% due 8/15/2020 ...........  Aaa/AAA         10,864,800
                            10,000,000  New York State Thruway Authority General Rev.,
                                          6% due 1/1/2025 ............................................  Aaa/AAA         10,708,100

NEW YORK AND                 6,500,000  PORT AUTHORITY OF NEW YORK AND NEW JERSEY
  NEW JERSEY -- 2.9%                      (JFK International Air Terminal LLC Project Rev.),
                                          5 3/4% due 12/1/2022* ......................................  Aaa/AAA          6,838,325

OHIO -- 4.7%                 6,000,000  Cleveland Waterworks Improvement First Mortgage
                                          Rev., 5 3/4% due 1/1/2021 ..................................  Aaa/AAA          6,310,260
                             4,585,000  Ohio Housing Finance Agency (Single Family
                                          Mortgage Rev.), 7.65% due 3/1/2029* ........................  NR/AAA           4,822,457

Pennsylvania -- 7.0%         2,500,000  Allegheny County Airport Rev. (Greater Pittsburgh
                                          International Airport), 6.80% due 1/1/2010* ................  Aaa/AAA          2,717,650
                             3,000,000  Lehigh County Industrial Development Authority
                                          Pollution Control Rev. (Pennsylvania Power &
                                          Light Company Project), 6.15% due 8/1/2029 .................  Aaa/AAA          3,267,210
                            10,000,000  Philadelphia Airport Rev., 6.10% due 6/15/2025* ..............  Aaa/AAA         10,726,500

TENNESSEE -- 3.7%            8,000,000  Humphreys County Industrial Development Board
                                          Solid Waste Disposal Rev. (E.I. du Pont de
                                          Nemours & Co. Project), 6.70% due 5/1/2024* ................  Aa3/AA-          8,856,320

TEXAS -- 5.7%                5,000,000  Lower Neches Valley Authority Industrial
                                          Development Corp. Sewer Facilities Rev. (Mobil
                                          Oil Refining Corp. Project), 6.40% due 3/1/2030* ...........  Aa2/AA           5,429,900
                             7,500,000  Matagorda County Navigation District No. 1
                                          Pollution Control Rev. (Central Power and Light
                                          Co. Project), 6 1/8% due 5/1/2030* .......................... Aaa/AAA          8,105,925

WASHINGTON-- 9.5%            4,795,000  Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.), 6 1/4%
                                          due 7/1/2017* ..............................................  AAA/AAA          5,253,642
                             5,000,000  Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.), 6.35%
                                          due 7/1/2028* ..............................................  Aaa/AAA          5,514,700
                            10,000,000  King County Sewer GOs, 6 1/8% due 1/1/2033 ...................  Aaa/AAA         10,797,100
                             1,000,000  Spokane Regional Solid Waste Management System
                                          Rev., 7 3/4% due 1/1/2011* .................................. Aaa/AAA          1,044,850
 ......................................................................................................               ------------
TOTAL MUNICIPAL BONDS (Cost $217,224,430) -- 98.1%..................................................................   232,809,130
SHORT-TERM HOLDINGS (Cost $5,300,000) -- 2.2%.......................................................................     5,300,000
OTHER ASSETS LESS LIABILITIES -- (0.3)%.............................................................................      (794,979)
                                                                                                                      ------------
NET INVESTMENT ASSETS-- 100.0%......................................................................................  $237,314,151
                                                                                                                      ============

----------
* Interest income earned from this security is subject to the federal alternative minimum tax.

Note: Investments in municipal securities and other short-term holdings maturing in more that 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

================================================================================
INVESTMENT RESULTS PER COMMON SHARE


--------------------------------------------------------------------------------
TOTAL RETURNS*
FOR PERIODS ENDED MARCH 31, 1998

                                                                         AVERAGE ANNUAL

                                                               ----------------------------------
                                                                                          SINCE
                                                    THREE        ONE          FIVE      INCEPTION
                                                   MONTHS**     YEAR          YEARS      2/15/90
                                                   ------       ----          -----      -------
         Market Price                             (11.08)%       4.65%        6.23%       7.90%
         Net Asset Value                            1.11        12.16         7.14        8.95

PRICE PER SHARE

                                    MARCH 31,     DECEMBER 31,
                                      1998            1997
                                    --------       ----------
         Market Price                $12.1875        $13.9375
         Net Asset Value              12.26           12.33

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                                            CAPITAL GAIN
                                                       ------------------------
                                     DIVIDENDS PAID+   REALIZED      UNREALIZED
                                     --------------    --------      ----------
                                          $0.21         $0.034        $1.177++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on current market price at March 31, 1998, was 6.30%, which is equivalent to a taxable yield of 10.43% based on the maximum federal tax rate of 39.6%.

--------------------------------------------------------------------------------
THE RATES OF RETURN WILL VARY AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. SHARES, IF SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS.

   * These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

  ** Returns for periods of less than one year are not annualized.

   + Preferred Stockholders were paid dividends at annual rates ranging from 3.40% to 4.00%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders.

  ++ Represents the per share amount of unrealized appreciation of portfolio securities as of March 31, 1998.

--------------------------------------------------------------------------------

                                                               SELIGMAN
                                                            =============
                                                                SELECT
                                                            =============
                                                              MUNICIPAL
                                                              FUND, INC.




      Seligman Select Municipal Fund, Inc.
                   Managed by


                [GRAPHIC OMITTED]                          [GRAPHIC OMITTED]


             J. & W. SELIGMAN & CO.                      FIRST QUARTER REPORTF
                  INCORPORATED                               MARCH 31, 1998
        Investment Managers and Advisors
                ESTABLISHED 1864
       100 Park Avenue, New York, NY 10017


     PHOTO: COURTESY MICHIGAN TRAVEL BUREAU

                                CESEL3a 3/98